Exhibit 99.1

MONITRONICS INTERNATIONAL AND ASCENT CAPITAL GROUP

ANNOUNCE EXCHANGE OFFER

Englewood, CO – August 30, 2018 - Ascent Capital Group, Inc. (“Ascent”) (NASDAQ: ASCMA) today announced that Ascent and its wholly owned subsidiary, Monitronics International, Inc. (“Monitronics” and, together with Ascent, the “Offerors”), launched an offer to exchange (the “Exchange Offer”) up to (i) an aggregate of $100,000,000 in cash (the “Cash Consideration Cap”) from Ascent and/or (ii) a combination of (x) $585,000,000 aggregate principal amount of new Monitronics’ 7.750%/3.750% Senior Unsecured Cashpay/PIK Notes due 2023 (the “New Notes”) and (y) for each $1,000 principal amount of Old Notes (as defined below) accepted in the Exchange Offer, one warrant entitling the holder to purchase 2.64 shares of Ascent’s Series A common stock, par value $0.01 per share (“Ascent Series A Common Stock”), at an exercise price equal to $5.00 for each whole share, which, assuming the Exchange Offer is fully subscribed at the high end of the price range set forth in the table below at or prior to the Early Tender Time (as defined below) and the Cash Consideration Cap is reached, would constitute in the aggregate warrants to purchase up to 1,243,117 shares of Ascent Series A Common Stock, representing 10.0% of the aggregate shares of Ascent Series A Common Stock and Ascent’s Series B common stock, par value $0.01 per share, outstanding immediately prior to the launch of the Exchange Offer and the Consent Solicitation (as defined below) (the “Warrants”), in each case, for validly tendered (and not validly withdrawn) Monitronics’ 9.125% Senior Notes due 2020 (the “Old Notes”) and, in conjunction with the Exchange Offer, a solicitation (the “Consent Solicitation”) of consents (the “Consents”) by Monitronics to certain proposed amendments (the “Proposed Amendments”) to the indenture governing the Old Notes (the “Old Notes Indenture”). Tenders of Old Notes may be withdrawn and Consents may be revoked prior to 5:00 p.m., New York City time, on September 13, 2018 (the “Early Tender Time”), but not thereafter, subject to limited exceptions, unless such time is extended. The Exchange Offer will expire at 11:59 p.m., New York City time, on October 3, 2018 (such time and date, as the same may be extended, the “Expiration Time”).

The Exchange Offer

Upon the terms and conditions set forth in the offering memorandum and consent solicitation statement (the “Offering Memorandum”), the Offerors are offering Eligible Holders (as described below) of Old Notes the opportunity to receive either Cash Consideration (as defined below) up to the Cash Consideration Cap and/or New Notes and Warrants in exchange for their Old Notes. The receipt of Cash Consideration will be subject to proration into New Notes and Warrants, as described below.

The Cash Consideration for each $1,000 principal amount of Old Notes and integral multiples in excess thereof (subject to the Cash Consideration Cap) properly tendered (and not validly withdrawn) will be determined pursuant to a modified “Dutch Auction.” Each participating holder of Old Notes in the Dutch Auction will be required to specify the minimum cash consideration the holder would be willing to receive in exchange for each $1,000 principal amount of Old Notes the holder chooses to exchange in the Exchange Offer (a “Bid Price”) that it not less than $750.00 nor greater than $875.00 (such range, the “Accepted Bid Price Range”).  The “Clearing Price” will be determined by consideration of the Bid Prices of all Old Notes validly tendered (and not validly withdrawn) in the Dutch Auction, in order of lowest to highest Bid Prices, up to the Cash Consideration Cap. Pursuant to this procedure, the Clearing Price in the Dutch Auction will be the lowest single Bid Price for all tenders of Old Notes that, for all tenders of Old Notes whose Bid Price is equal to or lower than such lowest single Bid Price, allows Ascent to purchase an aggregate amount of Old Notes at the Clearing Price up to the Cash Consideration Cap.  If the Cash Consideration Cap would not be exceeded by all Old Notes tendered as of the Early Tender Time with Bid Prices specified within the Accepted Bid Price Range, then the Clearing Price will be determined based on the bid prices of all Old Notes tendered as of the Expiration Date within the Accepted Bid Price Range.  On the first business day after the Early Tender Time, we will announce either (i) the Clearing Price or (ii) that the Cash Consideration Cap has not been exceeded by all Old Notes tendered as of the Early Tender Time and, therefore, Eligible Holders still have the opportunity to participate in the Dutch Auction by tendering Old Notes prior to the Expiration Time with Bid Prices specified within the Accepted Bid Price Range.

The following summarizes the material exchange consideration for each $1,000 aggregate principal amount of Old Notes that is validly tendered (and not validly withdrawn) by holders that participate in the Dutch Auction. Participating holders that validly tender (and do not validly withdraw) Old Notes prior to the Early Tender Time and do not elect to receive solely Early Securities Consideration (as defined below) and (x) specify a Bid Price that is lower than the Clearing Price will receive only cash consideration from Ascent equal to the Clearing Price for each $1,000 principal amount of Old Notes that is accepted by Ascent (the “Cash Consideration”); (y) specify a Bid Price that is equal to the Clearing Price will receive Cash Consideration for Old Notes accepted by Ascent and, to the extent the Cash Consideration payable under this clause (y) would exceed the Cash Consideration Cap, New Notes equal to the aggregate principal amount of Old Notes and one Warrant per $1,000 aggregate principal amount of Old Notes (the “Early Securities Consideration”) for all Old Notes that are accepted by Monitronics and not purchased by Ascent in the Dutch Auction, on a pro rata basis; or (z) specify a Bid Price that is above the Clearing Price will receive only Early Securities Consideration for all Old Notes that are accepted by Monitronics. To the extent any Cash Consideration remains unallocated to participating holders that validly tendered (and did not validly withdraw) prior to the Early Tender Time and did not elect to receive solely Early Securities Consideration, participating holders that tender after the Early Tender Time but prior to the Expiration Time (and do not elect to receive solely Late Securities Consideration (as defined below)) at a bid price at or below the Clearing Price will receive, on a pro rata basis among such late tenders, cash consideration from Ascent equal to the Clearing Price less $50.00 (the “Late Cash Consideration”) for each $1,000 principal amount of Old Notes accepted by Ascent, subject to the Cash Consideration Cap, and a combination of New Notes and Warrants equal to the Early Securities Consideration less $50.00 principal amount of New Notes (the “Late Securities Consideration”) for each $1,000 principal amount of Old Notes that are accepted by Monitronics and not purchased by Ascent in the Dutch Auction. To the extent no Cash Consideration remains unallocated to participating holders that tendered prior to the Early Tender Time and did not elect to receive solely Early Securities Consideration, participating holders that tender after the Early Tender Time but prior to the Expiration Time will receive only Late Securities Consideration for all Old Notes that are accepted by Monitronics. To the extent the Cash Consideration Cap is fully or over-subscribed as of the Early Tender Time, we will allocate all of the Cash Consideration to holders who have validly tendered and not withdrawn Old Notes as of the Early Tender Time (and who do not elect to receive solely Early Securities

Consideration), and holders who validly tender and do not withdraw Old Notes after the Early Tender Time and on or prior to the Expiration Time will be eligible to receive only Late Securities Consideration.

Dutch Auction Exchange

Title of Old Notes to be Tendered	CUSIP/ISIN Numbers	Early Tender Time	Outstanding Principal Amount(1)	Cash Consideration (Accepted Bid Price Range)(2)(3)	Late Cash Consideration(3)(4)	Early Securities Consideration(5)(6)	Late Securities Consideration(5)(6)

9.125% Senior Notes due 2020	609453AG0 / US609453AG02	5:00 p.m., New York City time, September 13, 2018	$585,000,000	$750.00 to $875.00	Cash Consideration less $50.00	$1,000 aggregate principal amount of New Notes and one Warrant	$950 aggregate principal amount of New Notes and one Warrant

(1)                   Aggregate principal amount of Old Notes outstanding as of August 28, 2018.

(2)                   The Bid Price you specify for each $1,000 principal amount of Old Notes must be in increments of $5.00 per $1,000 principal amount of Old Notes.

(3)                   Subject to the Cash Consideration Cap of $100,000,000.

(4)                   Holders of Old Notes that tender after the Early Tender Time but prior to the Expiration Time at a Bid Price at or below the Clearing Price will receive the Clearing Price less $50.00 even though holders of Old Notes that tender and do not validly withdraw prior to the Early Tender Time at the same Bid Price will receive the Clearing Price.

(5)                   All participating holders will receive, in cash, accrued and unpaid interest, if any, on their accepted Old Notes from the last interest payment date to, but not including, the settlement date for the Exchange Offer (the “Settlement Date”).

(6)                   For each $1,000 principal amount of Old Notes accepted in the Exchange Offer, Ascent will issue one Warrant entitling the holder to purchase 2.64 shares of Ascent Series A Common Stock at an exercise price equal to $5.00 for each whole share.

The following summarizes the material exchange consideration for each $1,000 aggregate principal amount of Old Notes that is validly tendered (and not validly withdrawn) by participating holders that do not participate in the Dutch Auction and elect to receive solely Early Securities Consideration or Late Securities Consideration. Participating holders that do not participate in the Dutch Auction and elect to receive solely Early Securities Consideration or Late Securities Consideration that validly tender (x) and do not validly withdraw prior to the Early Tender Time will receive Early Securities Consideration and (y) after the Early Tender Time but prior to the Expiration Time will receive Late Securities Consideration.

Securities-Only Exchange

Title of Old Notes to be Tendered	CUSIP/ISIN Numbers	Early Tender Time	Outstanding Principal Amount(1)	Early Securities Consideration(2)(3)	Late Securities Consideration(2)(3)

9.125% Senior Notes due 2020	609453AG0 / US609453AG02	5:00 p.m., New York City time, September 13, 2018	$585,000,000	$1,000 aggregate principal amount of New Notes and one Warrant	$950 aggregate principal amount of New Notes and one Warrant

(1)                   Aggregate principal amount of Old Notes outstanding as of August 28, 2018.

(2)                   All participating holders will receive, in cash, accrued and unpaid interest, if any, on their accepted Old Notes from the last interest payment date to, but not including, the Settlement Date.

(3)                   For each $1,000 principal amount of Old Notes accepted in the Exchange Offer, Ascent will issue one Warrant entitling the holder to purchase 2.64 shares of Ascent Series A Common Stock at an exercise price equal to $5.00 for each whole share.

The Consent Solicitation

In connection with the Exchange Offer, and on the terms and subject to the conditions set forth in the Offering Memorandum, Monitronics is soliciting consents from registered holders of Old Notes to the Proposed Amendments to the Old Notes Indenture, which will become effective concurrently with the Settlement Date subject to receipt of the Requisite Consents (as defined below). Holders who tender their Old Notes into the Exchange Offer will be deemed to have submitted their Consent.

The Proposed Amendments would (i) eliminate or waive substantially all of the restrictive covenants contained in the Old Notes Indenture and the Old Notes, (ii) eliminate certain events of default enumerated in the Old Notes Indenture, and (iii) modify or eliminate certain other provisions contained in the Old Notes Indenture and the Old Notes, including certain provisions relating to the obligations of our future subsidiaries to guarantee the Old Notes, the designation of unrestricted subsidiaries and defeasance.  If the Exchange Offer and the Consent Solicitation are consummated and the Proposed Amendments are adopted, Monitronics currently intends to transfer a majority of its assets, which will include a majority of Monitronics’ primary revenue generating contracts, to subsidiaries that guarantee or will guarantee the New Notes but will be designated as “unrestricted” under the Old Notes Indenture and which would therefore not guarantee the Old Notes. The Old Notes will thus become structurally subordinated to all indebtedness (including such guarantees of the New Notes, Monitronics’ existing senior secured credit agreement and Monitronics’ senior secured term loan) and other obligations of such subsidiaries that do not guarantee the Old Notes.

General

Consummation of the Exchange Offer is conditioned upon the satisfaction or waiver of the conditions specified in the Offering Memorandum, including the receipt of Consents representing at least a majority in principal amount of Old Notes (the “Requisite Consents”).  The Exchange Offer and the Consent Solicitation may be amended, extended, terminated or withdrawn by the Offerors for any reason in their sole discretion.

The Offerors will not receive any cash proceeds from the Exchange Offer, the Consent Solicitation or the issuance of the New Notes and the Warrants in connection with the Exchange Offer. The New Notes will be issued pursuant to an indenture, dated as of the Settlement Date, among Monitronics, the guarantors party thereto and U.S. Bank National Association, as trustee. The New Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by each of Monitronics’ restricted subsidiaries, including all of Monitronics’ subsidiaries that own any of its material assets.

The New Notes and the Warrants have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act or in any other jurisdiction absent registration or an applicable exemption from the registration requirements of the securities laws of such other jurisdiction. However, Monitronics has agreed to enter into a registration rights agreement to consummate an exchange offer or register the reoffer and resale of the New Notes at a later time on terms described in the Offering Memorandum. In addition, pursuant to the terms of the warrant agreement described in the Offering Memorandum, Ascent will agree to file, under certain circumstances, with the Securities and Exchange Commission a shelf registration statement with respect to the shares of Ascent Series A Common Stock to be issued upon exercise of the Warrants.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the New Notes or any other securities, nor shall there be any offer, solicitation or sale of the New Notes or any other securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful. The offering documents will be distributed only to holders of the Old Notes that complete and return a letter of eligibility to D.F. King & Co., Inc., as Exchange Agent and Information Agent, confirming that they are “Eligible Holders” (as further defined in the letter of eligibility) for the purposes of the Exchange Offer and the Consent Solicitation.

D.F. King & Co., Inc. is acting as the Exchange Agent and Information Agent for the Exchange Offer and the Consent Solicitation. Requests for the offering documents from “Eligible Holders” may be directed to D.F. King & Co., Inc. and holders of the Old Notes may complete and submit a letter of eligibility online at www.dfking.com/monitronics or by e-mail to monitronics@dfking.com or by phone at (212) 269-5550 (for brokers and banks) or (877) 674-6273 (for all others).

None of the Offerors, their subsidiaries or any other person makes a recommendation as to whether holders of the Old Notes should tender their Old Notes pursuant to the Exchange Offer or deliver Consents pursuant to the Consent Solicitation. Each holder must make its own decision as to whether to tender its Old Notes and to deliver Consents, and, if so, the principal amount of the Old Notes as to which action is to be taken.

Forward Looking Statements

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the issuance of the New Notes and other matters that are not historical facts. Words such as “believes,” “estimates,” “anticipates,” “intends,” “expects,” “projects,” “plans,” “seeks” “may,” “will,” “should,” and similar expressions may identify forward-looking statements. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the ability of Ascent to satisfy the conditions to the settlement of the Exchange Offer and the Consent Solicitation, general market and economic conditions, changes in law and government regulations and other matters affecting the business of Ascent, and the other risks described in the Offering Memorandum.. These forward-looking statements speak only as of the date of this press release, and Ascent expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Ascent’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Ascent, including the most recent Forms 10-K and 10-Q for additional information about Ascent and about the risks and uncertainties related to Ascent’s business which may affect the statements made in this press release.

About Ascent and Brinks Home Security

Ascent Capital Group, Inc. (NASDAQ: ASCMA) is a holding company whose primary subsidiary, Monitronics, operates as Brinks Home SecurityTM, one of the largest home security and alarm monitoring companies in the U.S. Headquartered in the Dallas Fort-Worth area, Brinks Home Security secures approximately 1 million residential and commercial customers through highly responsive, simple security solutions backed by expertly trained professionals. Brinks Home Security has the nation’s largest network of independent authorized dealers - providing products and support to customers in the U.S., Canada and Puerto Rico - as well as direct-to-consumer sales of DIY and professionally installed products.

Contact:

Erica Bartsch

Sloane & Company

212-446-1875

ebartsch@sloanepr.com